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Exhibit 10.1 EXECUTION VERSION

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT, dated as of June 5, 2018 (this “Amendment”) is made among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”), STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and, together with Lead Borrower, Parent, Cayman Borrower and Irish Borrower, each, a “Borrower” and collectively, “Borros”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, “Administrative Agent”) and the lenders listed on the signature pages hereof under the heading “LENDERS” (each, a “Lender” and collectively, the “Lenders”), with respect to the Loan Agreement described below.

RECITALS

WHEREAS, Borrowers, Administrative Agent and the Lenders are parties to the Term Loan Agreement, dated as of July 14, 2017, with the Subsidiary Guarantors from time to time party thereto (as modified by the Consent to Term Loan Agreement, dated as of January 3, 2018, and as amended by Amendment 1 to Term Loan Agreement, dated as of January 16, 2018, the “Loan Agreement”); and

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders (which constitute all of the Lenders party to the Loan Agreement as required by Section 13.04) that, and Administrative Agent and the Lenders have agreed to, modify certain terms of the third Borrowing.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1. Definitions; Interpretation.

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(a) Terms Defined in Loan Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2. Amendment to Loan Agreement. Subject to Section 3 of this Amendment:
(a) The cover page of the Loan Agreement is hereby amended by replacing the number “$100,000,000” with the number “$95,000,000”.

(b) The definition of “Commitment” in Section 1.01 of the Loan Agreement is hereby amended by replacing the sentence “The aggregate Commitments on the Amendment No. 1 Effective Date equal $100,000,000.” with the sentence “The aggregate Commitments on the Amendment No. 2 Effective Date equal $95,000,000.”

(c) The following definition is hereby added to Section 1.01 of the Loan Agreement in appropriate alphabetical order:

“Amendment No. 2 Effective Date” means June 5, 2018.

(d) Section 2.01 of the Loan Agreement is hereby amended by replacing the word “four” with the word “three”.
(e) Section 6.03(b) of the Loan Agreement is hereby amended by replacing the words “September 27, 2018” with the words “March 19, 2019”.

(f) Section 6.03(d) of the Loan Agreement is hereby amended by (i) replacing the number “$[****]” with the number “$[****]” and (ii) replacing the words “June 30, 2018” with the words “December 31, 2018”.

(g) Section 6.03(f) of the Loan Agreement is hereby amended by replacing the words “sixty (60) days thereafter” with the words “March 1, 2019”.

(h) Section 6.03(g) of the Loan Agreement is hereby amended by replacing the words “sixty (60) calendar days after satisfaction of the condition set forth in Section 6.03(d)” with the words “March 1, 2019”.

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(i) Section 6.03(h) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Warrants.  For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Parent, for (i) 0.10% of the ordinary shares of the Parent on a Fully-Diluted Basis as of the third Borrowing Date (inclusive of the Warrants granted on such date) at an exercise price equal to 110% of the closing price of Parent’s ordinary shares on the date immediately prior to the third Borrowing Date and (ii) 0.25% of the ordinary shares of the Parent on a Fully-Diluted Basis as of the third Borrowing Date (inclusive of the Warrants granted on such date) at an exercise price equal to 140% of the ten (10) day volume weighted-average price (VWAP) per share of Parent’s ordinary shares for the consecutive ten (10)-trading-day period ending on the trading day prior to the third Borrowing Date.

(j) Section 6.04 of the Loan Agreement is hereby amended and restated in its entirety as follows:

[Reserved.]

(k) Schedule 1 of the Loan Agreement is hereby amended and restated in its entirety by Schedule 1 attached hereto.
SECTION 3. Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the following conditions precedent:

(a) Borrowers and the Lenders, which constitute all of the Lenders party to the Loan Agreement, shall have duly executed and delivered this Amendment pursuant to Section 13.04 of the Loan Agreement; provided,  however, that this Amendment shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied; and

(b) No Default or Event of Default under the Loan Agreement shall have occurred and be continuing.
SECTION 4. Representations and Warranties; Reaffirmation.
(a) Each Borrower hereby represents and warrants to each Lender as follows:
(i) Borrowers have full power, authority and legal right to make and perform this Amendment. This Amendment is within each Borrower’s corporate or equivalent powers

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and have been duly authorized by all necessary corporate or equivalent action and, if required, by all necessary shareholder action.  This Amendment has been duly executed and delivered by Borrowers and constitutes a legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  This Amendment  (w) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (x) will not violate any order of any Governmental Authority, (y) will not violate any applicable law or regulation or the charter, bylaws, constitutional or other organizational documents of Parent and its Subsidiaries and (z) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.
(iii) There has been no Material Adverse Effect since the date of the Loan Agreement.

(b) Each Obligor hereby ratifies, confirms, reaffirms and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein.  By executing this Amendment,  each Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction.  Borrowers agree that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state

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courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment.  This Section 5 is for the benefit of Administrative Agent and the Lenders only and, as a result, none of Administrative Agent or any Lender shall be prevented from taking proceedings in any other courts with jurisdiction.  To the extent allowed by applicable Laws, Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial.  Borrowers, Administrative Agent and each Lender hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Novation; No Waiver.  This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents.  Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration.  This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

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(e) Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.    Executed counterparts delivered by facsimile or other electronic transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart.

(f) Controlling Provisions.  In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail.  Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWERS:

STRONGBRIDGE U.S. INC.

By: /s/ Stephen J. Long

Name: Stephen J. Long

Title:  Chief Legal Officer

STRONGBRIDGE BIOPHARMA PLC

By: /s/  Stephen J. Long

Name: Stephen J. Long

Title:  Chief Legal Officer

CORTENDO AB (PUBL)

By: /s/ Stephen J. Long

Name: Stephen J. Long

Title:  Authorized Signatory

CORTENDO CAYMAN LTD.

By: /s/  A. Brian Davis

Name: A. Brian Davis

Title:  Director

STRONGBRIDGE IRELAND LIMITED

By:  /s/  A. Brian Davis

Name: A. Brian Davis

Title:  Director

[Signature Page – Amendment No. 2]

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ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By /s/  Andrei Dorenbaum

Name:  Andrei Dorenbaum

Title:  Authorized Signatory

[Signature Page – Amendment No. 2]

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LENDERS:

CRG PARTNERS III L.P.

By CRG PARTNERS III GP L.P., its General Partner

By CRG PARTNERS III GP LLC, its General Partner

By:  /s/  Andrei Dorenbaum

Name:  Andrei Dorenbaum

Title:  Authorized Signatory

CRG PARTNERS III – PARALLEL FUND “A” L.P.

By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner

By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By: /s/  Andrei Dorenbaum

Name:  Andrei Dorenbaum

Title:  Authorized Signatory

CRG PARTNERS III (CAYMAN) LEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner

By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By: /s/  Andrei Dorenbaum

Name: Andrei Dorenbaum

Title: Authorized Signatory

Witness:/s/  Nicole Nesson

Name:  Nicole Nesson

[Signature Page – Amendment No. 2]

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CRG PARTNERS III (CAYMAN) UNLEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner

By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By: /s/  Andrei Dorenbaum

Name: Andrei Dorenbaum

Title: Authorized Signatory

Witness:/s/  Nicole Nesson

Name:  Nicole Nesson

CRG PARTNERS III -  PARALLEL FUND “B” (CAYMAN) L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner

By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By: /s/  Andrei Dorenbaum

Name:  Andrei Dorenbaum

Title:  Authorized Signatory

Witness:/s/  Nicole Nesson

Name:  Nicole Nesson

CRG ISSUER 2017-1

By CRG SERVICING LLC, acting by power of attorney

By: /s/  Andrei Dorenbaum

Name: Andrei Dorenbaum

Title: Authorized Signatory

[Signature Page – Amendment No. 2]

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VCOC LENDER:

CRG PARTNERS III L.P.

By CRG PARTNERS III GP L.P., its General Partner

By CRG PARTNERS III GP LLC, its General Partner

By /s/  Andrei Dorenbaum

Name:  Andrei Dorenbaum

Title:  Authorized Signatory

[Signature Page – Amendment No. 2]

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Schedule 1

to Amendment No. 2

COMMITMENTS

Lender	Commitment	Proportionate Share
CRG Partners III – Parallel Fund “A” L.P.	$7,885,000.00	8.30%
CRG Partners III L.P.	$6,032,500.00	6.35%
CRG Partners III (Cayman) Lev AIV I L.P.	$10,915,500.00	11.49%
CRG Partners III (Cayman) Unlev AIV I L.P.	$5,006,500.00	5.27%
CRG Partners III – Parallel Fund “B” (Cayman) L.P.	$14,259,500.00	15.01%
CRG Issuer 2017-1	$50,901,000.00	53.58%
TOTAL	$95,000,000	100%

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